UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-1444

DWS Value Equity Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	01/31

Date of reporting period:	07/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

AUGUST 31, 2006

Semiannual Report
to Shareholders

DWS Enhanced
S&P 500 Index Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may not be able to replicate the S&P 500 Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund, and the potential underperformance of stocks selected. The index is not available for direct investment, and there are no fees or expenses associated with the index's performance. The fund may lend its investment securities in an amount up to 33-1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. Additionally, derivatives may be more volatile and less liquid than traditional securities and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2006

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B, C and R shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on July 2, 2001 and for Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Enhanced S&P 500 Index Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/06
DWS Enhanced S&P 500 Index Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	2.82%	8.39%	10.27%	3.72%	1.62%
Class B	2.38%	7.51%	9.37%	2.92%	.83%
Class C	2.38%	7.50%	9.43%	2.95%	.84%
Class R	2.64%	8.11%	10.00%	3.50%	1.40%
S&P 500 Index+	2.79%	8.88%	10.95%	4.65%	1.62%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R
Net Asset Value: 8/31/06	$ 13.15	$ 12.90	$ 12.93	$ 13.02
2/28/06	$ 12.80	$ 12.60	$ 12.63	$ 12.69
Distribution Information: Six Months: Income Dividends as of 8/31/06	$ .01	$ —	$ —	$ .01
Class A Lipper Rankings — Large Cap Core Funds Category as of 8/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	324	of	854	38
3-Year	235	of	723	33
5-Year	224	of	598	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Enhanced S&P 500 Index Fund — Class A [] S&P 500 Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/06
DWS Enhanced S&P 500 Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,216	$12,636	$11,314	$10,600
	Average annual total return	2.16%	8.11%	2.50%	.80%
Class B	Growth of $10,000	$10,451	$12,884	$11,447	$10,625
	Average annual total return	4.51%	8.81%	2.74%	.83%
Class C	Growth of $10,000	$10,750	$13,104	$11,567	$10,632
	Average annual total return	7.50%	9.43%	2.95%	.84%
Class R	Growth of $10,000	$10,811	$13,310	$11,876	$11,066
	Average annual total return	8.11%	10.00%	3.50%	1.40%
S&P 500 Index+	Growth of $10,000	$10,888	$13,659	$12,553	$11,233
	Average annual total return	8.88%	10.95%	4.65%	1.62%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 8/31/06
DWS Enhanced S&P 500 Index Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class S	2.96%	8.62%	10.50%	3.98%	1.88%
S&P 500 Index+	2.79%	8.88%	10.95%	4.65%	1.62%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/06	$ 13.06
2/28/06	$ 12.70
Distribution Information: Six Months: Income Dividends as of 8/31/06	$ .02
Class S Lipper Rankings — Large Cap Core Funds Category as of 8/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	295	of	854	35
3-Year	203	of	723	29
5-Year	199	of	598	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Enhanced S&P 500 Index Fund — Class S [] S&P 500 Index+

Yearly periods ended August 31
Comparative Results as of 8/31/06
DWS Enhanced S&P 500 Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$10,862	$13,494	$12,156	$11,454
	Average annual total return	8.62%	10.50%	3.98%	1.88%
S&P 500 Index+	Growth of $10,000	$10,888	$13,659	$12,553	$11,233
	Average annual total return	8.88%	10.95%	4.65%	1.62%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2006 to August 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 3/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/06	$ 1,028.20	$ 1,023.80	$ 1,023.80	$ 1,026.40	$ 1,029.60
Expenses Paid per $1,000*	$ 6.65	$ 10.46	$ 10.30	$ 7.61	$ 5.37
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 3/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/06	$ 1,018.65	$ 1,014.87	$ 1,015.02	$ 1,017.69	$ 1,019.91
Expenses Paid per $1,000*	$ 6.61	$ 10.41	$ 10.26	$ 7.58	$ 5.35

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS Enhanced S&P 500 Index Fund	1.30%	2.05%	2.02%	1.49%	1.05%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Co-Managers Sheri B. Hawkins and Joseph E Wolfe discuss the market environment and investment results of DWS Enhanced S&P 500 Index Fund for the six-month period ended August 31, 2006.

Q: How would you describe the economic and market environment over the past six months?

A: After three years of above-trend growth, the US economy appears to have shifted to a pace near its long-term potential. Signs of moderation are evident in the labor market, where employment gains have slowed to a rate roughly in line with trend growth in the labor force, and in housing, where prices have cooled, partly in response to rising interest rates on mortgages. Rising oil prices are a concern for both consumers and business. Still, consumer spending remains fairly strong, as does business investment, and net exports have improved.

In August the US Federal Reserve Board (the Fed) paused in its series of interest rate hikes, demonstrating an effort to balance the risks of a sharp slowdown and rising inflation. Observers of the economy have mixed opinions about whether the economy will experience a "soft landing," with a modest slowing in growth and moderate inflation, or whether a more serious slowdown will occur.

This economic uncertainty has sparked considerable market volatility over the last six months, as the markets responded alternately to good and bad news. The Standard & Poor's 500 (the S&P 500) Index,1 which is generally regarded as a good indicator of the broad stock market, had a return of 2.79% for the six months ended August 31, 2006. However, several other indices, especially those more oriented to growth and to small cap stocks, had negative returns. For example, the Russell 1000 Growth, Russell MidCap Growth and Russell 2000 Growth indices, which measure the results of large-cap, mid-cap and small-cap growth stocks, respectively, all had negative returns. The Russell 2000 index, which measures the return of small-stocks, also had a negative return.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: DWS Enhanced S&P 500 Index Fund (Class A shares) produced a total return of 2.82% for the six months ended August 31, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.) The fund's return (Class A shares) was above that of its benchmark, the S&P 500 Index, and above the average return of its Lipper peer group, Large-Cap Core funds, which was 1.11%.2 The last six months were therefore favorable for the fund's quantitative investment style.

2 The Lipper Large-Cap Core Funds category is an unmanaged group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Core Funds have wide latitude in the companies in which they can invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure that compares with the US diversified large-cap funds universe average. It is not possible to invest directly into a Lipper Category.

Q: Will you describe the fund's investment process?

A: We manage the fund using a proprietary computer model that is designed to help the fund outperform the S&P 500 Index over the long term. Using this model, we rank the stocks in the S&P 500 Index based on a series of factors including fair market multiple, ratio of price to cash flow, magnitude and breadth of earnings revisions, change in long-term price momentum, and beta.3 The lowest ranking stocks are generally excluded from the fund's portfolio, and other low-ranking stocks are underweighted. For example, if our model indicates a stock that makes up 1% of the S&P 500 Index is likely to underperform, we will invest less than 1% of the fund's assets in the stock.4

3 The fair market multiple factor is derived from market earnings growth, debt-to-equity and return on equity relative to the stock's price-earnings ratio. Beta is a measurement of a stock's sensitivity to broad market movement.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Naturally, holding an underweight position in some of the stocks in the index means we have extra cash to invest. We invest the excess cash so that the fund's fundamental characteristics are very close to the index. Factors to be considered in the allocation of the remaining stocks include: level of exposure to specific industries and risk factors such as valuation ratios, earnings growth rates, price volatility and market capitalization. While the computer model is the main determinant of the portfolio's deviations from the index, we also consider significant market trends and company news in making decisions regarding underweights.

Q: What investment decisions had the greatest impact on performance over the last year?

A: The nature of our investment process means that approximately 90% of the difference between the fund's performance and the return of the index will result from stock selection. Also, because the main focus of the model is on identifying those stocks likely to perform poorly, underweight decisions are often important to performance, and that was the case over the last six months. The fund's outperformance relative to the S&P 500 resulted mainly from stock selection decisions in the information technology and health care sectors.

In information technology, which was one of the weaker sectors during the period, underweights of several large stocks added to performance. These include Cisco Systems, Inc., eBay, Inc., Google, Inc. and Microsoft Corp. As of August 31, 2006, these stocks remained in the fund's portfolio, except for eBay, Inc., which has been sold. In the health care sector, performance benefited from underweights in Boston Scientific Corp. and in Aetna, Inc., as both of these stocks performed poorly. As of August 31, 2006, Boston Scientific was not held in the fund's portfolio.

In an environment of rising oil prices, energy was one of the best performing sectors. An overweighted holding that contributed to performance was Kerr-McGee Corp.*, this stock moved up on news that it had agreed to be acquired by Anadarko Petroleum Corp. Performance relative to the benchmark was hurt by decisions to underweight some stocks that performed well. These include Procter & Gamble Co. in the consumer staples sector and TXU Corp., a utility company that provides electricity and related services in Texas.

* Not held in the fund's portfolio as of August 31, 2006.

Q: What changes were made in the S&P 500 Index, and how did they affect returns?

A: In order to make sure the S&P 500 Index reflects the large-capitalization market as a whole, Standard & Poor's Corporation, creator of the index, changes the stocks included in the index from time to time and also adjusts the weights of the component stocks. The fund's portfolio is continually rebalanced to reflect these changes in the S&P 500 Index that serves as its benchmark. As stocks are added to the S&P 500 Index, we apply our model to determine what weight to assign; if information is inadequate for the model to be applicable, we generally adopt a market weight.

Over the six months covered by this report, 15 stocks were removed from the S&P 500 Index and 15 new ones were added. Most of the changes were made because of mergers or acquisitions, including Kerr-McGee Corp., a holding that was removed from the index when it was acquired by Anadarko Petroleum. Notable additions to the index include Google, Inc., and Chicago Mercantile Exchange Holdings, companies that have reached a size and scope that they were deemed appropriate for inclusion. As mentioned above, an underweight of Google, Inc., which was added in March, and an overweight of Kerr-McGee Corp. helped performance; none of the other changes had a significant impact on the fund's relative performance.

Q: Do you have other comments for shareholders?

A: This fund strives to perform better when there is a greater divergence between performance of high-quality and lower-quality stocks, and when earnings surprises are negative. Shareholders were rewarded over the last six months, as these conditions prevailed, and the fund outperformed its benchmark and peer group.

We have confidence in the investment approach used in managing this fund, which combines the attributes of indexing (that is, tracking broad market performance) with sophisticated mathematical analysis of likely performance and a degree of informed judgment. We continually evaluate which of the factors in our model are most effective, always considering what adjustments might be appropriate. We believe shareholders can benefit over the long term from this efficient approach to investing in a diversified portfolio of securities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	8/31/06	2/28/06

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	8/31/06	2/28/06

Financials	23%	24%
Information Technology	13%	15%
Consumer Staples	12%	11%
Health Care	12%	11%
Industrials	11%	11%
Energy	10%	11%
Consumer Discretionary	10%	7%
Telecommunication Services	4%	3%
Utilities	3%	4%
Materials	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2006 (21.2% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.6%
2. General Electric Co. Manufactures, distributes and markets electricity	2.5%
3. Citigroup, Inc. Provider of diversified financial services	2.3%
4. Bank of America Corp. Provider of commercial banking services	2.2%
5. Microsoft Corp. Developer of computer software	2.1%
6. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	1.9%
7. Johnson & Johnson Provider of health care products	1.8%
8. Altria Group, Inc. Parent company operating in the tobacco and food industries	1.7%
9. American International Group, Inc. Provider of insurance services	1.6%
10. Procter & Gamble Co. Manufacturer of diversified consumer products	1.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 99.5%
Consumer Discretionary 9.8%
Auto Components 0.1%
Johnson Controls, Inc.	1,600	115,088
Automobiles 0.4%
General Motors Corp.	11,102	323,956
Harley-Davidson, Inc.	1,974	115,499
		439,455
Diversified Consumer Services 0.2%
H&R Block, Inc.	7,304	153,603
Hotels Restaurants & Leisure 1.4%
Darden Restaurants, Inc.	6,100	215,940
Marriott International, Inc. "A"	7,800	293,748
McDonald's Corp.	15,760	565,784
Wendy's International, Inc.	4,018	256,750
Wyndham Worldwide Corp.*	1,656	48,455
		1,380,677
Household Durables 0.9%
Black & Decker Corp.	3,247	239,109
KB Home	4,587	196,140
Lennar Corp. "A"	5,525	247,741
Whirlpool Corp.	3,067	248,151
		931,141
Leisure Equipment & Products 0.3%
Mattel, Inc.	13,702	258,146
Media 3.2%
Comcast Corp. "A"*	23,050	806,750
News Corp. "A"	29,900	568,997
Omnicom Group, Inc.	3,629	317,247
Time Warner, Inc.	45,383	754,265
Walt Disney Co.	24,600	729,390
		3,176,649
Multiline Retail 1.2%
Family Dollar Stores, Inc.	3,300	84,381
J.C. Penney Co., Inc.	4,700	296,288
Kohl's Corp.*	6,000	375,060
Nordstrom, Inc.	6,100	227,835
Target Corp.	3,084	149,235
		1,132,799
Specialty Retail 1.6%
AutoZone, Inc.*	2,636	238,031
Best Buy Co., Inc.	5,160	242,520
Home Depot, Inc.	10,266	352,021
Lowe's Companies, Inc.	5,699	154,215
OfficeMax, Inc.	5,121	212,675
The Gap, Inc.	5,400	90,774
The Sherwin-Williams Co.	4,576	236,305
		1,526,541
Textiles, Apparel & Luxury Goods 0.5%
NIKE, Inc. "B"	4,084	329,824
VF Corp.	1,700	118,813
		448,637
Consumer Staples 12.4%
Beverages 3.1%
Anheuser-Busch Companies, Inc.	10,364	511,774
Coca-Cola Co.	21,339	956,201
Coca-Cola Enterprises, Inc.	10,700	238,610
Pepsi Bottling Group, Inc.	6,700	234,567
PepsiCo, Inc.	16,705	1,090,502
		3,031,654
Food & Staples Retailing 2.9%
Costco Wholesale Corp.	7,200	336,888
CVS Corp.	12,653	424,508
Kroger Co.	8,900	211,909
Safeway, Inc.	10,044	310,661
SUPERVALU, Inc.	7,829	223,597
Wal-Mart Stores, Inc.	24,528	1,096,892
Walgreen Co.	4,400	217,624
		2,822,079
Food Products 1.6%
Archer-Daniels-Midland Co.	10,071	414,623
Campbell Soup Co.	6,700	251,719
General Mills, Inc.	6,584	357,050
H.J. Heinz Co.	6,100	255,224
Kellogg Co.	5,900	299,130
		1,577,746
Household Products 2.4%
Colgate-Palmolive Co.	7,300	436,978
Kimberly-Clark Corp.	6,946	441,071
Procter & Gamble Co.	23,987	1,484,795
		2,362,844
Personal Products 0.2%
Estee Lauder Companies, Inc. "A"	5,800	213,788
Tobacco 2.2%
Altria Group, Inc.	19,603	1,637,439
Reynolds American, Inc.	4,400	286,308
UST, Inc.	4,100	216,726
		2,140,473
Energy 10.1%
Energy Equipment & Services 1.0%
Baker Hughes, Inc.	3,700	263,366
Halliburton Co.	2,748	89,640
Nabors Industries Ltd.*	5,600	184,128
Rowan Companies, Inc.	2,100	71,820
Schlumberger Ltd.	6,800	416,840
		1,025,794
Oil, Gas & Consumable Fuels 9.1%
Anadarko Petroleum Corp.	7,182	336,908
Apache Corp.	4,986	325,486
Chesapeake Energy Corp.	9,528	300,799
Chevron Corp.	21,300	1,371,720
ConocoPhillips	15,077	956,334
Devon Energy Corp.	6,442	402,560
EOG Resources, Inc.	400	25,928
ExxonMobil Corp.	52,872	3,577,848
Hess Corp.	5,600	256,368
Marathon Oil Corp.	854	71,309
Occidental Petroleum Corp.	10,600	540,494
Sunoco, Inc.	3,400	244,494
Valero Energy Corp.	8,100	464,940
		8,875,188
Financials 22.3%
Capital Markets 3.4%
Ameriprise Financial, Inc.	2,216	101,338
Bank of New York Co., Inc.	800	27,000
Bear Stearns Companies, Inc.	2,395	312,188
E*TRADE Financial Corp.*	10,700	252,413
Lehman Brothers Holdings, Inc.	7,000	446,670
Merrill Lynch & Co., Inc.	10,200	750,006
Morgan Stanley	11,714	770,664
The Goldman Sachs Group, Inc.	4,800	713,520
		3,373,799
Commercial Banks 4.0%
First Horizon National Corp.	2,600	99,268
KeyCorp.	4,400	161,876
Marshall & Ilsley Corp.	5,900	275,117
National City Corp.	9,657	333,939
North Fork Bancorp., Inc.	10,100	277,144
PNC Financial Services Group, Inc.	5,100	361,029
US Bancorp.	14,769	473,642
Wachovia Corp.	9,910	541,384
Wells Fargo & Co.	33,367	1,159,503
Zions Bancorp.	3,184	251,504
		3,934,406
Consumer Finance 0.4%
American Express Co.	1,076	56,533
SLM Corp.	6,935	336,556
		393,089
Diversified Financial Services 5.6%
Bank of America Corp.	41,472	2,134,564
Citigroup, Inc.	45,053	2,223,365
JPMorgan Chase & Co.	25,039	1,143,281
		5,501,210
Insurance 6.7%
ACE Ltd.	1,400	75,404
AFLAC, Inc.	8,100	365,067
Allstate Corp.	8,557	495,793
Ambac Financial Group, Inc.	3,146	272,412
American International Group, Inc.	24,133	1,540,168
Aon Corp.	2,900	100,253
Chubb Corp.	7,100	356,136
Cincinnati Financial Corp.	420	19,597
Genworth Financial, Inc. "A"	8,500	292,655
Hartford Financial Services Group, Inc.	4,700	403,542
Lincoln National Corp.	5,606	340,284
Loews Corp.	8,504	327,234
MetLife, Inc.	6,920	380,808
Principal Financial Group, Inc.	3,268	173,988
Progressive Corp.	8,416	206,949
Prudential Financial, Inc.	6,507	477,679
Safeco Corp.	2,200	126,962
The St. Paul Travelers Companies, Inc.	5,100	223,890
Torchmark Corp.	3,900	242,619
UnumProvident Corp.	8,200	155,390
		6,576,830
Real Estate Investment Trusts 0.3%
Apartment Investment & Management Co. "A" (REIT)	4,635	237,497
Equity Office Properties Trust (REIT)	1,100	40,799
		278,296
Real Estate Management & Development 0.1%
Realogy Corp.*	2,070	44,298
Thrifts & Mortgage Finance 1.8%
Countrywide Financial Corp.	9,300	314,340
Fannie Mae	4,600	242,190
Freddie Mac	7,931	504,412
MGIC Investment Corp.	3,650	211,225
Washington Mutual, Inc.	12,172	509,885
		1,782,052
Health Care 12.1%
Biotechnology 1.0%
Amgen, Inc.*	12,640	858,635
Gilead Sciences, Inc.*	1,600	101,440
		960,075
Health Care Equipment & Supplies 0.5%
Baxter International, Inc.	9,947	441,448
Becton, Dickinson & Co.	600	41,820
		483,268
Health Care Providers & Services 2.5%
Aetna, Inc.	400	14,908
AmerisourceBergen Corp.	5,800	256,128
Cardinal Health, Inc.	6,200	418,004
Caremark Rx, Inc.	228	13,211
HCA, Inc.	4,700	231,804
Laboratory Corp. of America Holdings*	3,872	264,922
Manor Care, Inc.	4,276	223,207
UnitedHealth Group, Inc.	14,924	775,302
WellPoint, Inc.*	3,100	239,971
		2,437,457
Health Care Technology 0.2%
IMS Health, Inc.	8,794	239,988
Life Sciences Tools & Services 0.3%
Fisher Scientific International, Inc.*	3,501	273,883
Pharmaceuticals 7.6%
Abbott Laboratories	15,304	745,305
Allergan, Inc.	2,800	320,768
Bristol-Myers Squibb Co.	9,000	195,750
Eli Lilly & Co.	12,744	712,772
Forest Laboratories, Inc.*	1,800	89,964
Johnson & Johnson	27,545	1,781,060
Merck & Co., Inc.	22,857	926,851
Pfizer, Inc.	66,866	1,842,827
Schering-Plough Corp.	2,600	54,470
Watson Pharmaceuticals, Inc.*	2,100	53,844
Wyeth	14,900	725,630
		7,449,241
Industrials 11.0%
Aerospace & Defense 2.8%
Boeing Co.	4,083	305,816
General Dynamics Corp.	6,100	412,055
Honeywell International, Inc.	11,400	441,408
Lockheed Martin Corp.	5,230	431,998
Northrop Grumman Corp.	5,700	380,817
United Technologies Corp.	11,404	715,145
		2,687,239
Air Freight & Logistics 1.1%
FedEx Corp.	3,152	318,446
United Parcel Service, Inc. "B"	11,413	799,481
		1,117,927
Building Products 0.0%
American Standard Companies, Inc.	310	12,949
Commercial Services & Supplies 0.3%
Waste Management, Inc.	9,800	335,944
Electrical Equipment 0.5%
Emerson Electric Co.	5,700	468,255
Industrial Conglomerates 3.8%
3M Co.	8,484	608,303
General Electric Co.	71,754	2,443,941
Tyco International Ltd.	23,600	617,140
		3,669,384
Machinery 1.6%
Caterpillar, Inc.	8,100	537,435
Cummins, Inc.	2,057	236,185
Danaher Corp.	4,898	324,688
Illinois Tool Works, Inc.	7,300	320,470
ITT Corp.	2,300	112,585
Parker Hannifin Corp.	300	22,215
		1,553,578
Road & Rail 0.9%
Burlington Northern Santa Fe Corp.	5,400	361,530
CSX Corp.	9,400	284,068
Union Pacific Corp.	3,171	254,790
		900,388
Information Technology 12.7%
Communications Equipment 2.5%
Andrew Corp.*	10,261	94,914
Cisco Systems, Inc.*	59,743	1,313,749
Motorola, Inc.	28,987	677,716
QUALCOMM, Inc.	8,591	323,623
		2,410,002
Computers & Peripherals 2.9%
Hewlett-Packard Co.	28,589	1,045,214
International Business Machines Corp.	15,298	1,238,679
Lexmark International, Inc. "A"*	4,413	247,437
Network Appliance, Inc.*	8,797	301,209
		2,832,539
Internet Software & Services 0.8%
Google, Inc. "A"*	2,225	842,229
IT Services 1.0%
Affiliated Computer Services, Inc. "A"*	4,751	243,916
Automatic Data Processing, Inc.	639	30,161
Computer Sciences Corp.*	4,800	227,424
Convergys Corp.*	11,045	230,509
Fiserv, Inc.*	100	4,417
Paychex, Inc.	6,482	232,769
		969,196
Semiconductors & Semiconductor Equipment 2.3%
Applied Materials, Inc.	770	12,998
Freescale Semiconductor, Inc. "B"*	3,532	109,174
Intel Corp.	21,807	426,109
KLA-Tencor Corp.	6,120	268,729
Micron Technology, Inc.*	18,112	312,975
Novellus Systems, Inc.*	8,315	232,155
NVIDIA Corp.*	10,288	299,484
Texas Instruments, Inc.	19,053	620,937
		2,282,561
Software 3.2%
Microsoft Corp.	80,178	2,059,773
Oracle Corp.*	44,886	702,466
Symantec Corp.*	18,919	352,650
		3,114,889
Materials 2.3%
Chemicals 0.9%
Ashland, Inc.	2,600	164,164
Dow Chemical Co.	3,100	118,203
E.I. du Pont de Nemours & Co.	2,746	109,758
PPG Industries, Inc.	4,300	272,448
Sigma-Aldrich Corp.	3,200	232,416
		896,989
Containers & Packaging 0.2%
Temple-Inland, Inc.	5,100	227,052
Metals & Mining 1.2%
Alcoa, Inc.	12,800	365,952
Allegheny Technologies, Inc.	1,618	92,792
Newmont Mining Corp.	1,900	97,375
Phelps Dodge Corp.	3,861	345,560
United States Steel Corp.	4,273	248,560
		1,150,239
Telecommunication Services 3.7%
Diversified Telecommunication Services 3.5%
AT&T, Inc.	38,544	1,199,875
BellSouth Corp.	19,841	807,925
Embarq Corp.*	1,266	59,692
Qwest Communications International, Inc.*	35,279	310,808
Verizon Communications, Inc.	29,531	1,038,901
		3,417,201
Wireless Telecommunication Services 0.2%
ALLTEL Corp.	200	10,842
Sprint Nextel Corp.	12,864	217,659
		228,501
Utilities 3.1%
Electric Utilities 1.4%
American Electric Power Co., Inc.	7,192	262,364
Entergy Corp.	4,229	328,382
Exelon Corp.	8,728	532,233
FirstEnergy Corp.	4,971	283,645
Pinnacle West Capital Corp.	524	24,073
		1,430,697
Gas Utilities 0.2%
Nicor, Inc.	4,800	209,568
Independent Power Producers & Energy Traders 0.1%
TXU Corp.	859	56,874
Multi-Utilities 1.4%
CenterPoint Energy, Inc.	8,900	128,605
Consolidated Edison, Inc.	6,100	281,820
Dominion Resources, Inc.	429	34,273
Duke Energy Corp.	5,600	168,000
KeySpan Corp.	6,220	255,020
Public Service Enterprise Group, Inc.	2,381	166,718
Sempra Energy	6,200	308,264
		1,342,700
Total Common Stocks (Cost $79,244,605)		97,497,095
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.1%
US Treasury Bill, 4.658%**, 9/21/2006 (a) (Cost $99,741)	100,000	99,724

	Shares	Value ($)

Cash Equivalents 0.4%
Cash Management QP Trust, 5.33%(b) (Cost $412,742)	412,742	412,742

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $79,757,088)+	100.0	98,009,561
Other Assets and Liabilities, Net	0.0	(38,110)
Net Assets	100.0	97,971,451

* Non-income producing security.

** Annualized yield at time of purchase: not a coupon rate.

+ The cost for federal income tax purposes was $81,861,475. At August 31, 2006, net unrealized appreciation for all securities based on tax cost was $16,148,086. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,164,317 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,016,231.

(a) At August 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At August 31, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P Mini 500 Index Futures	9/15/2006	8	502,795	522,240	19,445

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $79,344,346)	$ 97,596,819
Investment in Cash Management QP Trust (cost $412,742)	412,742
Total investments in securities, at value (cost $79,757,088)	98,009,561
Cash	10,000
Dividends receivable	221,773
Interest receivable	2,229
Receivable for Fund shares sold	2,858
Receivable for daily variation margin on open futures contracts	200
Other assets	48,922
Total assets	98,295,543
Liabilities
Payable for Fund shares redeemed	55,811
Accrued management fee	37,700
Other accrued expenses and payables	230,581
Total liabilities	324,092
Net assets, at value	$ 97,971,451
Net Assets
Net assets consist of: Undistributed net investment income	274,583
Net unrealized appreciation (depreciation) on: Investments	18,252,473
Futures	19,445
Accumulated net realized gain (loss)	(252,839)
Paid-in capital	79,677,789
Net assets, at value	$ 97,971,451

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($32,505,940 ÷ 2,472,189 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.15
Maximum offering price per share (100 ÷ 94.25 of $13.15)	$ 13.95

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,084,954 ÷ 936,567 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.90

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,651,304 ÷ 668,986 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.93
Class R Net Asset Value, offering and redemption price(a) per share ($3,814,117 ÷ 292,910 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.02
Class S Net Asset Value, offering and redemption price(a) per share ($40,915,136 ÷ 3,133,475 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.06

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended August 31, 2006 (Unaudited)
Investment Income
Income: Dividends	$ 988,193
Interest — Cash Management QP Trust	18,671
Interest	2,297
Total Income	1,009,161
Expenses: Management fee	228,859
Administration fee	24,288
Services to shareholders	123,571
Custodian and accounting fees	30,862
Distribution service fees	155,041
Auditing	32,135
Legal	22,596
Trustees' fees and expenses	2,423
Reports to shareholders and shareholder meeting	77,824
Registration fees	19,835
Other	12,139
Total expenses before expense reductions	729,573
Expense reductions	(24,583)
Total expenses after expense reductions	704,990
Net investment income (loss)	304,171
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,640,465
Futures	(10,871)
3,629,594
Net unrealized appreciation (depreciation) during the period on: Investments	(1,277,108)
Futures	12,295
(1,264,813)
Net gain (loss) on investment transactions	2,364,781
Net increase (decrease) in net assets resulting from operations	$ 2,668,952

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended August 31, 2006 (Unaudited)	Year Ended February 28, 2006
Operations: Net investment income (loss)	$ 304,171	$ 599,336
Net realized gain (loss) on investment transactions	3,629,594	7,754,458
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,264,813)	(1,661,452)
Net increase (decrease) in net assets resulting from operations	2,668,952	6,692,342
Distributions to shareholders from: Net investment income: Class A	(25,746)	(213,105)
Class B	—	(23,181)
Class C	—	(17,111)
Class R	(1,478)	(13,642)
Class AARP	(6,310)	(44,834)
Class S	(41,843)	(289,374)
Fund share transactions: Proceeds from shares sold	5,993,137	16,563,787
Reinvestment of distributions	73,776	583,520
Cost of shares redeemed	(12,084,156)	(32,262,721)
Redemption fees	1,166	935
Net increase (decrease) in net assets from Fund share transactions	(6,016,077)	(15,114,479)
Increase (decrease) in net assets	(3,422,502)	(9,023,384)
Net assets at beginning of period	101,393,953	110,417,337
Net assets at end of period (including undistributed net investment income of $274,583 and $45,789, respectively)	$ 97,971,451	$ 101,393,953

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended February 28,	2006[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.80	$ 12.04	$ 11.30	$ 8.38	$ 11.04	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.08	.09	.07	.07	.03
Net realized and unrealized gain (loss) on investment transactions	.32	.76	.73	2.92	(2.68)	(1.10)
Total from investment operations	.36	.84	.82	2.99	(2.61)	(1.07)
Less distributions from: Net investment income	(.01)	(.08)	(.08)	(.07)	(.05)	(.04)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 13.15	$ 12.80	$ 12.04	$ 11.30	$ 8.38	$ 11.04
Total Return (%)[d]	2.82e**	6.98[e]	7.28[e]	35.70	(23.65)	(8.84)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	34	37	27	7	3
Ratio of expenses before expense reductions (%)	1.35*	1.36	1.27	1.04	1.01	1.05*
Ratio of expenses after expense reductions (%)	1.30*	1.25	1.22	1.04	1.01	1.05*
Ratio of net investment income (loss) (%)	.72*	.66	.84	.73	.77	.49*
Portfolio turnover rate (%)	94*	85	64	65	171	67

[a] For the six months ended August 31, 2006 (Unaudited).

[b] For the period from July 2, 2001 (commencement of operations of Class A shares) to February 28, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended February 28,	2006[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.60	$ 11.89	$ 11.20	$ 8.33	$ 11.02	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)***	(.01)	.01	(.01)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.30	.74	.71	2.90	(2.66)	(1.11)
Total from investment operations	.30	.73	.72	2.89	(2.67)	(1.13)
Less distributions from: Net investment income	—	(.02)	(.03)	(.02)	(.02)	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 12.90	$ 12.60	$ 11.89	$ 11.20	$ 8.33	$ 11.02
Total Return (%)[d]	2.38e**	6.16[e]	6.47[e]	34.64	(24.28)	(9.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	13	15	19	7	7
Ratio of expenses before expense reductions (%)	2.11*	2.10	2.00	1.84	1.82	1.85*
Ratio of expenses after expense reductions (%)	2.05*	2.00	1.99	1.84	1.82	1.85*
Ratio of net investment income (loss) (%)	(.03)*	(.09)	.07	(.07)	(.04)	(.31)*
Portfolio turnover rate (%)	94*	85	64	65	171	67

[a] For the six months ended August 31, 2006 (Unaudited).

[b] For the period from July 2, 2001 (commencement of operations of Class B shares) to February 28, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended February 28,	2006[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.63	$ 11.92	$ 11.21	$ 8.34	$ 11.03	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)***	(.01)	.01	(.01)	(.00)***	(.02)
Net realized and unrealized gain (loss) on investment transactions	.30	.74	.73	2.90	(2.67)	(1.10)
Total from investment operations	.30	.73	.74	2.89	(2.67)	(1.12)
Less distributions from: Net investment income	—	(.02)	(.03)	(.02)	(.02)	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 12.93	$ 12.63	$ 11.92	$ 11.21	$ 8.34	$ 11.03
Total Return (%)[d]	2.38e**	6.15[e]	6.64	34.62	(24.25)	(9.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	9	13	11	3	1
Ratio of expenses before expense reductions (%)	2.04*	2.02	1.94	1.81	1.79	1.83*
Ratio of expenses after expense reductions (%)	2.02*	1.99	1.94	1.81	1.79	1.83*
Ratio of net investment income (loss) (%)	(.00)*	(.08)	.12	(.04)	(.01)	(.29)*
Portfolio turnover rate (%)	94*	85	64	65	171	67

[a] For the six months ended August 31, 2006 (Unaudited).

[b] For the period from July 2, 2001 (commencement of operations of Class C shares) to February 28, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R Years Ended February 28,	2006[a]	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.69	$ 11.94	$ 11.22	$ 10.47
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.05	.07	.04
Net realized and unrealized gain (loss) on investment transactions	.31	.76	.72	.74
Total from investment operations	.34	.81	.79	.78
Less distributions from: Net investment income	(.01)	(.06)	(.07)	(.03)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 13.02	$ 12.69	$ 11.94	$ 11.22
Total Return (%)	2.64d**	6.76[d]	7.09[d]	7.49**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	2	1
Ratio of expenses before expense reductions (%)	1.53*	1.60	1.52	1.02*
Ratio of expenses after expense reductions (%)	1.49*	1.51	1.46	1.02*
Ratio of net investment income (loss) (%)	.53*	.40	.60	1.09*
Portfolio turnover rate (%)	94*	85	64	65

[a] For the six months ended August 31, 2006 (Unaudited).

[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to February 29, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended February 28,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.70	$ 11.94	$ 11.20	$ 8.30	$ 10.94	$ 12.03
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.11	.12	.10	.10	.07
Net realized and unrealized gain (loss) on investment transactions	.32	.75	.73	2.89	(2.66)	(1.10)
Total from investment operations	.38	.86	.85	2.99	(2.56)	(1.03)
Less distributions from: Net investment income	(.02)	(.10)	(.11)	(.09)	(.08)	(.06)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 13.06	$ 12.70	$ 11.94	$ 11.20	$ 8.30	$ 10.94
Total Return (%)	2.96c**	7.20[c]	7.56[c]	35.97	(23.38)	(8.55)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	36	38	39	30	39
Ratio of expenses before expense reductions (%)	1.11*	1.13	1.01	.77	.77	.77
Ratio of expenses after expense reductions (%)	1.05*	1.01	.98	.77	.77	.76
Ratio of net investment income (loss) (%)	.97*	.90	1.08	1.00	1.01	.62
Portfolio turnover rate (%)	94*	85	64	65	171	67

[a] For the six months ended August 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Enhanced S&P 500 Index Fund (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At February 28, 2006, the Fund had a net tax basis capital loss carryforward of approximately $1,780,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2011 ($1,510,000) and February 29, 2012 ($270,000), the respective expiration dates, whichever occurs first.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended August 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $46,394,996 and $51,533,045, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to June 1, 2006, in addition to the portfolio management services, the Advisor provided certain administrative services in accordance with the Management Agreement. For the period from March 1, 2006 through May 31, 2006, the management fee payable under the Management Agreement was equal to an annual rate as follows:

Annual Management Fee Rate
First $500 million of the Fund's average daily net assets	0.500%
Next $500 million of such net assets	0.475%
Over $1.0 billion of such net assets	0.450%

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rate:

Annual Management Fee Rate
First $500 million of the Fund's average daily net assets	0.415%
Next $500 million of such net assets	0.390%
Over $1.0 billion of such net assets	0.365%

Accordingly, for the six months ended August 31, 2006, the fee pursuant to the management agreements was equivalent to an annualized effective rate of 0.46% of the Fund's average daily net assets. Northern Trust Investments, N.A. ("NTI") serves as subadvisor to the Fund and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Fund.

For the period from March 1, 2006 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of Class A, B, C and S shares at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses). For Class R shares, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses at 1.50%, (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses).

Effective June 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustees counsel fees, and organization and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.24%
Class B	1.99%
Class C	2.14%
Class R	1.64%

For Class S shares, effective June 1, 2006 through July 16, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 1.00%. Effective July 17, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 0.98%.

Administration Fee. Effective June 1, 2006, the Fund entered into and Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administrative Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through August 31, 2006, the Advisor received an Administration Fee of $24,288, of which $8,244 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and R shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP (through July 14, 2006) and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended August 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2006
Class A	$ 35,546	$ 8,032	$ 14,881
Class B	13,500	3,457	5,102
Class C	6,164	983	4,194
Class R	2,840	604	1,427
Class AARP	4,118	344	2,497
Class S	37,356	10,422	13,420
	$ 99,524	$ 23,842	$ 41,521

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from March 1, 2006 through May 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $21,821, all of which was paid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended August 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2006
Class B	$ 46,541	$ 7,808
Class C	33,290	5,554
Class R	4,643	1,035
	$ 84,474	$ 14,397

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended August 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2006	Annualized Effective Rate
Class A	$ 40,157	$ 13,161.24%
Class B	15,071	5,337.24%
Class C	10,959	3,661.25%
Class R	4,380	2,497.24%
	$ 70,567	$ 24,656

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended August 31, 2006 aggregated $3,002.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended August 31, 2006, the CDSC for Class B and C shares aggregated $12,572 and $310, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no deferred sales charges paid for Class A for the six months ended August 31, 2006.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended August 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $18,600, of which $8,040 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo was phased out in 2006.

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

D. Expense Reductions

For the period ended August 31, 2006, the Advisor reimbursed the Fund $644, which represents a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended August 31, 2006, the Fund's custodian fees were reduced by $97 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended August 31, 2006		Year Ended February 28, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	187,731	$ 2,421,145	623,603	$ 7,515,916
Class B	24,066	304,870	96,826	1,154,374
Class C	35,321	444,328	149,326	1,803,921
Class R	78,448	996,947	177,367	2,145,202
Class AARP	25,827	332,091	82,886	994,063
Class S	117,004	1,493,756	245,140	2,950,311
		$ 5,993,137		$ 16,563,787
Shares issued to shareholders in reinvestment of distributions
Class A	2,015	$ 25,252	16,824	$ 210,681
Class B	—	—	1,684	20,878
Class C	—	—	1,021	12,688
Class R	111	1,381	1,019	12,689
Class AARP	495	6,162	3,540	43,906
Class S	3,294	40,981	22,781	282,678
		$ 73,776		$ 583,520
Shares redeemed
Class A	(364,350)	$ (4,698,838)	(1,043,657)	$ (12,682,251)
Class B	(118,319)	(1,500,521)	(334,907)	(3,966,640)
Class C	(101,293)	(1,276,262)	(468,571)	(5,558,754)
Class R	(44,092)	(565,363)	(81,917)	(995,508)
Class AARP	(65,773)	(832,102)	(171,573)	(2,072,202)
Class S	(250,900)	(3,211,070)	(575,525)	(6,987,366)
		$ (12,084,156)		$ (32,262,721)
Shares converted*
Class AARP	(395,003)	$ (4,899,950)	—	$ —
Class S	395,163	4,899,950	—	—
		$ —		$ —
Redemption fees		$ 1,166		$ 935
Net increase (decrease)
Class A	(174,604)	$ (2,252,421)	(403,230)	$ (4,955,556)
Class B	(94,253)	(1,195,650)	(236,397)	(2,791,385)
Class C	(65,972)	(831,924)	(318,224)	(3,742,145)
Class R	34,467	432,965	96,469	1,162,385
Class AARP	(434,454)	(5,393,799)	(85,147)	(1,033,481)
Class S	264,561	3,224,752	(307,604)	(3,754,297)
		$ (6,016,077)		$ (15,114,479)

* On July 14, 2006, Class AARP shares converted into Class S shares.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Subsequent to August 31, 2006, the Fund recorded a receivable of $7,795 which is equivalent to $0.001 per share.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Enhanced S&P 500 Index Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Value Equity Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	14,560,920.393	285,708.399
Dawn-Marie Driscoll	14,571,023.151	275,605.641
Keith R. Fox	14,569,516.412	277,112.380
Kenneth C. Froewiss	14,572,174.450	274,454.342
Martin J. Gruber	14,561,664.818	284,963.974
Richard J. Herring	14,571,173.822	275,454.970
Graham E. Jones	14,570,670.078	275,958.714
Rebecca W. Rimel	14,566,108.603	280,520.189
Philip Saunders, Jr.	14,565,752.459	280,876.333
William N. Searcy, Jr.	14,573,871.772	272,757.020
Jean Gleason Stromberg	14,564,932.748	281,696.044
Carl W. Vogt	14,567,061.200	279,567.592
Axel Schwarzer	14,536,569.363	310,059.429

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,211,757.151	158,128.124	202,795.763	991,142.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,162,189.841	227,442.636	183,048.561	991,142.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,179,085.535	211,776.594	181,818.909	991,142.000

The Meeting was reconvened on June 9, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

IV-A. Approval of an Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Value Equity Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
10,194,296.170	341,801.393	442,252.388	2,541,924.000

The following matter was not ratified by shareholders and no further adjournments will take place:

IV-B. Approval of Further Amendments to an Amended and Restated Declaration of Trust.

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	OUTDX	OUTBX	OUTCX
CUSIP Number	23338K 100	23338K 209	23338K 308
Fund Number	410	610	710
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	OUTRX
CUSIP Number	23338K 407
Fund Number	1514
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SSFFX
Fund Number	2310

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced S&P 500 Index Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Enhanced S&P 500 Index Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 30, 2006